Business combinations	3 Months Ended
Mar. 31, 2024
Business Combination, Asset Acquisition, and Joint Venture Formation [Abstract]
Business combinations

Note 9 - Business combinations

During the three months ended March 31, 2024, the Company completed the acquisition of Aimia Pet Healthco, Inc. (“Aimia”), effective February 9, 2024, to develop treats and toppers that safely combat pet obesity.

The Company completed a business combination for a purchase price of $0.4 million during the three months ended March 31, 2024 with common shares issued as consideration, which have been adjusted herein to reflect the Reverse Stock Split effective March 20, 2024. In accordance with ASC Topic 805, Business Combinations (“Topic 805”), total consideration was first allocated to the fair value of assets acquired, including liabilities assumed, with the excess being recorded as goodwill. For financial statement purposes, goodwill is not amortized but rather is evaluated for impairment at least annually or more frequently if an event or change in circumstances occurs that indicates goodwill may be impaired. Goodwill is deductible for tax purposes and will be amortized over a period of 15 years.

The recorded purchase price for the business combination includes an estimation of the fair value of equity interests, which is calculated based on the value of the Company’s common stock on the closing date.

Aimia is a pre-revenue business and there were no operating results related to this business combination to include in the condensed consolidated statements of operations for the three months ended March 31, 2024 since the acquisition date.

Acquisition-related costs incurred in connection with business combinations are recorded in selling, general and administrative expenses in the condensed consolidated statements of operations. The Company incurred acquisition-related costs from this business combination of less than $0.1 million for the three months ended March 31, 2024.

In November 2023, Aimia entered into a memorandum of understanding (“MOU”) which establishes an R&D partnership with doctors and a lab which would facilitate the development a GLP-1 supplement for pets. In connection with the MOU, 6,818 shares were issued and the Company incurred $0.1 million of mergers and acquisitions expenses, which are recorded in selling, general, and administrative expenses in the consolidated statement of operations.

Due to the timing of the completion of the acquisition, the purchase price and related allocation are preliminary and could be revised as a result of adjustments made to the purchase price, additional information obtained regarding assets acquired and liabilities assumed, and revisions of provisional estimates of fair values, including, but not limited to appraisals and valuations. The purchase price allocation will be finalized within the measurement period of up to one year from the acquisition date.

The table below provides a summary of the total consideration and the estimated purchase price allocation made for the business combination that became effective during the three months ended March 31, 2024.

Aimia
Common stock	$399,713
Total consideration	$399,713

Subscription receipts receivable	$1,100
HST Receivable	856
Goodwill	405,194
Total assets acquired	$407,150

AP and accruals	$7,437
Total liabilities acquired	$7,437

Net assets acquired	$399,713

The factors contributing to the recognition of the amount of goodwill are based on expanding research and development to develop dog treats that mirror the weight loss benefits of brands including Slentrol, Wegovy, Ozempic, and Mounjaro with added protein and nutrients from the Company’s Halo products to promote lean muscle and overall pet health.